UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

HealthGate Data Corp.
(Exact name of registrant as specified in its charter)

Commission file number	0-28701

Delaware	04-3220927
(state or other jurisdiction of incorporation)	(IRS employer identification no.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 685-4000

HealthGate Data Corp.

Form 8-K

Item 9.  Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 23, 2003, HealthGate Data Corp. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HealthGate Data Corp.

Date: April 23, 2003	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Veronica Zsolcsak
Veronica Zsolcsak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                 Description

99.1      Press release dated April 23, 2003 containing the financial results for fiscal quarter ended March 31, 2003.